UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2011

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On November 28, 2011, KBS Strategic Opportunity REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated November 22, 2011 regarding the entry into a joint venture agreement and the related acquisition of a real estate portfolio consisting of five office buildings containing 728,857 rentable square feet and 43 acres of undeveloped land in Richardson, Texas (the "Richardson Portfolio"). The Company hereby amends the Form 8-K dated November 22, 2011 to provide the required financial information related to its acquisition of the Richardson Portfolio.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Richardson Portfolio

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (unaudited)	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (unaudited)	F-3

(b)	Pro Forma Financial Information

KBS Strategic Opportunity REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of September 30, 2011	F-6
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2011	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010	F-10

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: January 25, 2012	BY:	/s/ Keith D. Hall
Keith D. Hall
Chief Executive Officer and Director

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Richardson Portfolio for the year ended December 31, 2010. This statement is the responsibility of the Richardson Portfolio's management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Richardson Portfolio's revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Richardson Portfolio for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
January 25, 2012

RICHARDSON PORTFOLIO
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended September 30, 2011	Year Ended December 31, 2010
	(unaudited)
Revenues:
Rental income	$6,700	$9,861
Tenant reimbursements	1,304	1,566
Other revenue	213	335
Total revenues	8,217	11,762
Expenses:
Repairs and maintenance	1,085	1,756
Utilities	1,047	1,740
Real estate taxes and insurance	1,095	1,478
General and administrative	366	589
Total expenses	3,593	5,563
Revenues over certain operating expenses	$4,624	$6,199

See accompanying notes.

RICHARDSON PORTFOLIO
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2010
and the Nine Months Ended September 30, 2011 (unaudited)

1. DESCRIPTION OF REAL ESTATE PROPERTY
On November 22, 2011, KBS Strategic Opportunity REIT, Inc. ("KBS SOR"), through an indirect wholly owned subsidiary, and JP-Richardson, LLC, an affiliate of JP Realty Partners, LTD., entered into a joint venture agreement, and on November 23, 2011, the joint venture acquired a portfolio consisting of five office buildings containing 728,857 rentable square feet and 43 acres of undeveloped land in Richardson, Texas (the "Richardson Portfolio") from Equastone, LLC and its affiliates (collectively, the "Seller"). Neither JP-Richardson, LLC nor the Seller is affiliated with KBS SOR or KBS Capital Advisors LLC. The contractual purchase price of the Richardson Portfolio was $44.5 million plus closing costs.
KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, real estate-related debt securities and other real estate-related investments.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Richardson Portfolio is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Richardson Portfolio. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Richardson Portfolio.
The accompanying unaudited statement of revenues over certain operating expenses has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Richardson Portfolio was acquired from an unaffiliated party and (ii) based on due diligence of the Richardson Portfolio by KBS SOR, management is not aware of any material factors relating to the Richardson Portfolio that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.
3. SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.2 million for the year ended December 31, 2010 and decreased rental revenue by $0.1 million for the nine months ended September 30, 2011 (unaudited), respectively.

RICHARDSON PORTFOLIO
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2010
and the Nine Months Ended September 30, 2011 (unaudited)

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2010, the Richardson Portfolio was 74% leased by 41 tenants. For the year ended December 31, 2010, the Richardson Portfolio earned approximately 23% of its rental income from a tenant in the health care services industry. This tenant occupied 150,313 rentable square feet, or approximately 21% of the total rentable square feet. This tenant exercised the termination option available under its lease and terminated its entire lease effective November 30, 2011.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2010.
5. FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2010, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2011	$7,975
2012	4,602
2013	3,868
2014	3,238
2015	2,509
Thereafter	2,334
$24,526
6. COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the total amount of future minimum rent received by the Richardson Portfolio will be reduced.
Environmental
The Richardson Portfolio is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Richardson Portfolio's financial condition and results of operations as of December 31, 2010.
7. SUBSEQUENT EVENTS
KBS SOR evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 25, 2012.

KBS STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of December 31, 2010 and September 30, 2011, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2010 and for the three and nine months ended September 30, 2011, and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2010 and the consolidated financial statements as of and for the three and nine months ended September 30, 2011 have been included in KBS SOR’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Richardson Portfolio, which are included herein.
KBS SOR owns a 90% equity interest in the joint venture that acquired the Richardson Portfolio. KBS SOR funded its initial capital contribution to the joint venture with proceeds from the Company's ongoing initial public offering. JP‑Richardson, LLC is the managing member of the joint venture; however, its authority is limited, as KBS SOR must give approval of major decisions involving the business of the joint venture or the Richardson Portfolio and its operations, in the manner set forth in the limited liability company agreement of the joint venture. Income, losses and distributions are generally allocated based on the members' respective equity interests. In certain circumstances, KBS SOR may solicit bids to sell the Richardson Portfolio and may sell all or part of the Richardson Portfolio, provided that JP-Richardson, LLC has a right of first refusal to purchase all or part of the Richardson Portfolio. Additionally, in certain circumstances described in the joint venture agreement, KBS SOR and JP-Richardson, LLC may be required to make additional capital contributions to the joint venture, in proportion to their equity interests.
The unaudited pro forma balance sheet as of September 30, 2011 has been prepared to give effect to the acquisition of the Richardson Portfolio as if the acquisition occurred on September 30, 2011.
The unaudited pro forma statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 have been prepared to give effect to the acquisition of the Richardson Portfolio acquired on November 23, 2011, as if the acquisition occurred on January 1, 2010.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Richardson Portfolio been consummated as of January 1, 2010. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2011
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Richardson Portfolio (b)
Assets
Real estate, net	$42,290	$42,881	(c)	$85,171
Cash and cash equivalents	85,484	—		85,484
Rents and other receivables, net	186	—		186
Above-market leases, net	1,195	1,953	(c)	3,148
Prepaid expenses and other assets	706	929	(d)	1,635
Total assets	$129,861	$45,763		$175,624
Liabilities and stockholders’ equity
Note payable	$3,477	$29,525	(e)	$33,002
Accounts payable and accrued liabilities	1,742	—		1,742
Security deposits and other liabilities	521	334	(c)	855
Total liabilities	5,740	29,859		35,599
Commitments and contingencies
Redeemable common stock	1,204	—		1,204
Equity
KBS Strategic Opportunity REIT, Inc. stockholders' equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 14,915,195 shares issued and outstanding, 16,553,970 pro forma shares	149	16		165
Additional paid-in capital	127,615	14,298		141,913
Accumulated deficit	(6,205)	—		(6,205)
Total KBS Strategic Opportunity REIT, Inc. stockholders’ equity	121,559	14,314		135,873
Noncontrolling interest	1,358	1,590	(f)	2,948
Total equity	122,917	15,904		138,821
Total liabilities and stockholders’ equity	$129,861	$45,763		$175,624

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2011

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q as of September 30, 2011.

(b)
Represents the acquisition of the Richardson Portfolio. The contractual purchase price of the Richardson Portfolio was $44.5 million. The joint venture funded the acquisition of the Richardson Portfolio with funds contributed to the joint venture by its members and was funded with $29.5 million of debt financing. KBS SOR's portion of the purchase price was funded with proceeds, net of offering costs, received from KBS SOR’s initial public offering through the acquisition date. The pro forma adjustments assume the proceeds were raised as of September 30, 2011 and KBS SOR received a gross offering price of $10 per share.

(c)
KBS SOR determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for these acquisitions is preliminary and subject to change.

(d)	Represents loan fees incurred in conjunction with the financing of the Richardson Portfolio.

(e)
Represents amounts from a $46.1 million four‑year mortgage loan directly used to finance the acquisition of the Richardson Portfolio. The mortgage loan bears interest at a fixed rate of 6.25% during the initial term of the loan. On the date of acquisition, $29.5 million was disbursed with the remaining loan balance of $16.6 million available for future disbursements. Monthly payments are interest only with the entire principal balance and all outstanding interest and fees due at maturity, assuming no prior prepayment.

(f)
Represents the initial contribution from the noncontrolling interest member of the joint venture that owns the Richardson Portfolio. KBS SOR owns a 90% equity interest in the joint venture that acquired the Richardson Portfolio.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Richardson Portfolio
Revenues:
Rental income	$1,670	$5,916	(b)	$7,586
Tenant reimbursements	137	1,304	(c)	1,441
Interest income from real estate loans receivable	311	—		311
Other operating income	17	213	(d)	230
Total revenues	2,135	7,433		9,568
Expenses:
Operating, maintenance, and management	1,531	2,498	(e)	4,029
Real estate taxes and insurance	457	1,095	(f)	1,552
Asset management fees to affiliate	193	255	(g)	448
Real estate acquisition fees and expenses	268	—		268
Real estate acquisition fees and expenses to affiliate	52	—		52
Costs related to foreclosure of loans receivable	888	—		888
General and administrative expenses	1,420	—		1,420
Depreciation and amortization	1,719	1,588	(h)	3,307
Interest expense	28	1,558	(i)	1,586
Total expenses	6,556	6,994		13,550
Other income:
Other interest income	95	—		95
Net income (loss)	(4,326)	439		(3,887)
Net (income) loss attributable to noncontrolling interest	103	(44)	(j)	59
Net income (loss) attributable to common stockholders	$(4,223)	$395		$(3,828)
Net loss per common share, basic and diluted	$(0.45)			$(0.35)
Weighted-average number of common shares outstanding, basic and diluted	9,368,412			11,007,187

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2011.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above‑market lease assets and below-market lease liabilities, for the nine months ended September 30, 2011. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2011, based on historical operations of the previous owners.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2011, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2011, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expense incurred by the Richardson Portfolio (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2011 based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2011 that would be due to affiliates of KBS SOR had the assets been acquired on January 1, 2010. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR's advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS SOR's advisor.

(h)
Represents depreciation expense (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2011. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents loan fee amortization and interest expense incurred on the $46.1 million four‑year mortgage loan used to finance the Richardson Portfolio, which bears interest at a fixed rate of 6.25% during the initial term of the loan. This loan matures on November 30, 2015, with an option to extend the maturity date to November 30, 2016, subject to certain conditions set forth in the loan agreement. Amortization of loan fees is recognized using the interest method over the life of the loan.

(j)
Represents the portion of income allocated to the noncontrolling interest member of the joint venture that owns the Richardson Portfolio. KBS SOR owns a 90% equity interest in the joint venture that owns the Richardson Portfolio.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Richardson Portfolio
Revenues:
Rental income	$154	$8,760	(b)	$8,914
Tenant reimbursements	23	1,566	(c)	1,589
Interest income from real estate loans receivable	131	—		131
Other operating income	—	335	(d)	335
Total revenues	308	10,661		10,969
Expenses:
Operating, maintenance, and management	217	4,085	(e)	4,302
Real estate taxes and insurance	47	1,478	(f)	1,525
Asset management fees to affiliate	30	340	(g)	370
Real estate acquisition fees and expenses	114	—		114
Real estate acquisition fees and expenses to affiliate	46	—		46
General and administrative expenses	1,635	—		1,635
Depreciation and amortization	212	1,789	(h)	2,001
Interest expense	—	2,078	(i)	2,078
Total expenses	2,301	9,770		12,071
Other income:
Other interest income	18	—		18
Net income (loss)	(1,975)	891		(1,084)
Net income attributable to noncontrolling interest	—	(89)	(j)	(89)
Net income (loss) attributable to common stockholders	$(1,975)	$802		$(1,173)
Net loss per common share, basic and diluted	$(1.18)			$(0.35)
Weighted-average number of common shares outstanding, basic and diluted	1,678,335			3,317,110

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K for the year ended December 31, 2010.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above‑market lease assets and below-market lease liabilities, for the year ended December 31, 2010. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2010, based on historical operations of the previous owners.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2010, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2010, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expense incurred by the Richardson Portfolio (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2010 based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2010 that would be due to affiliates of KBS SOR had the assets been acquired on January 1, 2010. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS SOR's advisor.

(h)
Represents depreciation expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2010. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents loan fee amortization and interest expense incurred on the $46.1 million four‑year mortgage loan used to finance the Richardson Portfolio, which bears interest at a fixed rate of 6.25% during the initial term of the loan. This loan matures on November 30, 2015, with an option to extend the maturity date to November 30, 2016, subject to certain conditions set forth in the loan agreement. Amortization of loan fees is recognized using the interest method over the life of the loan.

(j)
Represents the portion of income allocated to the noncontrolling interest member of the joint venture that owns the Richardson Portfolio. KBS SOR owns a 90% equity interest in the joint venture that owns the Richardson Portfolio.